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                                                                   EXHIBIT 10.37
                                   GUARANTY

     This GUARANTY (the "Guaranty") is made on March 26, 1999, by K.V. MART Co., a California corporation ("Guarantor"), whose address is 1245 E. Watson Center Road, Carson, California 90745-4207, Attn.: President, in favor of Grocers Capital Company, a California corporation ("GCC"), whose address is 5200 Sheila Street, Commerce, California 90040, Attn.: Secretary.

     1.   Recitals. This Guaranty is made with respect to the following facts
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and circumstances:

     (a) GCC, Guarantor and Khaledi Family Partnership, a California general partnership ("Khaledi"), and Parviz Vazin and Vida Vazin (collectively, "Vazin") (Khaledi and Vazin being referred to herein, collectively, as the "Borrower") have entered into a Stock Purchase Agreement (the "Agreement"), dated the date hereof, pursuant to which GCC is selling certain shares of the capital stock of the Company to the Borrower in consideration for, among other things, the execution and delivery by the Borrower to GCC of a Promissory Note (the "Note") in the principal amount of $3,600,000. The Agreement and the Note are collectively referred to in this Guaranty as the "Loan Documents."

     (b) GCC would not sell said capital stock to the Borrower nor enter into the Loan Documents with the Borrower unless the Guarantor agreed to guarantee the obligations of the Borrower thereunder as provided in this Guaranty, and the Guarantor, as a material inducement and consideration to GCC to sell said capital stock to the Borrower and to enter into the Loan Documents is willing to execute and deliver this Guaranty and to agree to and be bound by its terms.

     2.   Guaranty.
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     2.1  Guaranty of Obligations. The Guarantor unconditionally, absolutely and
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irrevocably guarantees to GCC and to its successors and assigns the full and prompt payment when due (whether by acceleration or otherwise) of all indebtedness of the Borrower to GCC under the Loan Documents, and the full, prompt and complete performance when due of all obligations of the Borrower to GCC under the Loan Documents.

     2.2  Guaranty of Payment. The liability of the Guarantor on this Guaranty
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is a guaranty of payment and performance and not of collectability, and is not conditional or contingent on the genuineness, validity, regularity or enforceability of any of the

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Loan Documents or the pursuit by GCC of any remedies that it now has or may hereafter have with respect thereto.

     2.3  Continuing Guaranty. This Guaranty is a continuing guaranty of the
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indebtedness and obligations of the Borrower under the Loan Documents, including any and all such indebtedness and obligations which are renewed, extended, compromised, refinanced or restructured from time to time.

     2.4  Independent Obligations. The Guarantor agrees that it is directly and
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primarily liable to GCC, that the Guarantor's obligations hereunder are independent of the indebtedness and the obligations of the Borrower under the Loan Documents, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether or not action is brought against the Borrower or whether or not the Borrower is joined in any such action or actions. The Guarantor agrees that any releases which may be given by GCC to the Borrower or any other guarantor or endorser shall not release the Guarantor from this Guaranty.

     3.   Consents by Guarantor.
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     3.1  Consents. The Guarantor hereby authorizes GCC, without notice or
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demand and without affecting the Guarantor's liability hereunder, from time to time to:

          3.1.1  Changes in Terms. Renew, compromise, extend, refinance, accept
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     partial payments, accelerate or restructure the indebtedness and obligations of the Borrower under the Loan Documents or otherwise change the time for payment or the terms of an: such indebtedness or obligations, or any part thereof, including, without limitation, increasing or decreasing the amount thereof (whether through the extension of new credit or otherwise) or increasing or decreasing the rate of interest thereon

          3.1.2  Amendment of Documents. Waives, amend, rescind, modify or
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     otherwise change any of the terms or provisions of the Loan Documents.

          3.1.3  Liquidation of Guaranteed Obligations. Settle, release,
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     compromise, collect or otherwise liquidate any of the indebtedness or obligations of the Borrower under the Loan Documents, or any part thereof, and any security or collateral therefor in any manner as GCC may determine in its sole and absolute discretion.

          3.1.4  Collateral. Take and hold collateral to secure the payment and
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     performance of the indebtedness and obligations of the Borrower under the
     Loan Documents and exchange, enforce, waive and release any such collateral, and apply such collateral and direct the order or manner of sale thereof as GCC in its sole and absolute discretion may determine.

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          3.1.5  Releases. Release or substitute any one or more endorsers or
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     other guarantors.

          3.1.6  Assignment. Assign, without notice, this Guaranty in whole or
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     in part and GCC's rights hereunder to anyone at any time.

     3.2  Non-Release of Guarantor. The Guarantor agrees that GCC may do any or
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all of the matters specified in Section 3.1 in such manner, upon such terms, and at such times, as GCC, in its sole and absolute discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the matters specified in Section 3.1.

     4.   Waivers.
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     4.1  Defenses. The Guarantor hereby waives any right to assert against GCC
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as a defense, counterclaim, setoff or cross-claim, any defense (legal or equitable), counterclaim, setoff or cross-claim which the Guarantor may now or at any time hereafter have under applicable law, rule, arrangement or relationship against the Borrower, GCC or any other party. The Guarantor waives all defenses, counterclaims and setoffs of any kind or nature arising, directly or indirectly, from the present or future lack of Loan Documents or any security interest thereunder.

     4.2  Presentment, Demand and Notice. The Guarantor waives all presentments,
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demands for performance, notices of nonperformance, protests, notices of protests, notices of dishonor, notices of default, notice of acceptance of this Guaranty, diligence and notices of the existence, creation or incurrence of the indebtedness and obligations of the Borrower under the Loan Documents or of new or additional indebtedness or obligations of the Borrower incurred or created after the date of this Guaranty, and all other demands, notices or formalities of whatsoever kind to which the Guarantor may be entitled under applicable law.

     4.3  Remedies Against Borrower. As a condition to payment or performance by
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the Guarantor under this Guaranty, GCC shall not be required to, and the
Guarantor hereby waives any and all rights to require GCC to, prosecute or seek to enforce any remedies against the Borrower or any other party liable to GCC on account of the indebtedness and obligations of the Borrower under the Loan Documents or to require GCC to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to GCC by the Borrower or any other party on account of the indebtedness and obligations of the Borrower under the Loan Documents.

     4.4  Subrogation Rights. Until all the terms, covenants and conditions of
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the Loan Documents on the Borrower's part to be performed and observed are fully performed and observed, the Guarantor shall have no right of subrogation,

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reimbursement, exoneration, indemnity or contribution against the Borrower by reason of any payments or acts of performance by the Guarantor in compliance with the obligations of the Guarantor under this Guaranty; provided that, notwithstanding the foregoing, the Guarantor shall have no right of subrogation, reimbursement, exoneration, indemnity, contribution or any other rights that would result in the Guarantor being deemed a creditor of the Borrower under the Federal Bankruptcy Code, and the Guarantor irrevocably waives all such rights and the right to assert any such rights.

     5.   Waiver of Suretyship Defenses; Antideficiency Legislation. The
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Guarantor agrees that nothing contained in this Guaranty shall prevent GCC from suing on the Note or from exercising any rights available to it under the Note or under any of the other Loan Documents, and that the exercise of any of these rights shall not constitute a legal or equitable discharge of the Guarantor. The Guarantor understands that the exercise by GCC of certain rights and remedies contained in the Loan Documents may affect or eliminate the Guarantor's right of subrogation against the Borrower and that the Guarantor may therefore succeed to a partially or totally non-reimbursable liability hereunder. Nevertheless, the Guarantor hereby authorizes and empowers the GCC to exercise, in its sole and absolute discretion, any rights and remedies, or any combination of rights and remedies, that may then be available, since it is the intent and purpose of the Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Without limiting the generality of the foregoing, the Guarantor expressly waives any and all benefits under California Civil Code (S)(S) 2809, 2810, 2819, 2845, 2849, 2850 and 2855.

     6.   Subordination. Any and all indebtedness of the Borrower now or
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hereafter held by the Guarantor shall be subordinated and junior in right of payment to the indebtedness and obligations of the Borrower to GCC under the Loan Documents, and all such indebtedness of the Borrower to the Guarantor shall be collected, and enforced and received by the Guarantor as trustee for GCC and immediately paid over to GCC on account of the indebtedness and obligations of the Borrower under the Loan Documents.

     7.   Bankruptcy.
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     7.1  Liability of Guarantor Unaffected. The liability of the Guarantor
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under this Guaranty shall in no way be affected by: the release or discharge of the Borrower in any creditor proceeding, receive ship, bankruptcy or other proceeding; the impairment, limitation or modification of the liability of the Borrower or the estate of the Borrower, or any remedy for the enforcement of the Borrower's liability, resulting from he operation of any present or future provision of the Federal Bankruptcy Code or any bankruptcy, insolvency, debtor relief statute (state or federal), or any other statute, or from the decision of any court, the rejection or disaffirmance of the indebtedness or obligations of the Borrower under the Loan Documents, or any portion

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thereof, in any such proceeding; or the cessation; from any cause whatsoever, whether consensual or by operation of law, of the liability of the Borrower to GCC.

     7.2  Claims and Bankruptcy. The Guarantor will file all claims against the
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Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law on any indebtedness of the Borrower to the Guarantor, and will assign to GCC all rights of the Guarantor on any such indebtedness. If the Guarantor does not file any such claim, GCC, as attorney-in-fact for the Guarantor, is authorized to do so in the name of the Guarantor, or, in GCC's sole and absolute discretion, to assign the claim and to file a proof of claim in the name of GCC's nominee. In all such cases, whether in bankruptcy or otherwise , the person or persons authorized to pay such claim shall pay to GCC the full amount of any such claim, and, to the full extent necessary for that purpose, the Guarantor assigns to GCC all of the Guarantor's rights to any such payments or distributions to which the Guarantor would otherwise be entitled.

     8.   Financial Condition of Borrower. The Guarantor is presently informed
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of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the indebtedness and obligations of the Borrower under the Loan Documents. The Guarantor hereby covenants that it will keep itself informed of the Borrower's financial condition and of all other circumstances which bear upon the risk of nor payment. The Guarantor waives any duty on the part of GCC to disclose to the Guarantor any facts it may now or hereafter know about the Borrower, regardless of whether GCC has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume, or has reason to believe that such facts are unknown to the Guarantor, or has a reasonable opportunity to communicate such facts to the Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing on the risk of nonpayment of the indebtedness and obligations of the Borrower under the Loan Documents.

     9.   Termination of Guaranty. The Guarantor's obligations under this
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Guaranty shall continue in full force and effect and this Guaranty shall not terminate until the indebtedness and obligations of the Borrower under the Loan Documents are fully paid, performed and discharged and GCC gives the Guarantor written notice of that fact. The indebtedness and obligations of the Borrower under the Loan Documents shall not be considered fully paid, performed and discharged unless and until all payments by the Borrower to GCC are no longer subject to any right on the part of any person, including, without limitation, the Borrower, the Borrower as debtor-in-possession, or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof. The for going shall include, without limitation, all rights to r cover preferences voidable under

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the federal Bankruptcy Code. In the event that any such payments by the Borrower to GCC are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of any such settlement, all of which is within GCC's sole and absolute discretion, the Guarantor shall be liable for the full amount GCC is required to repay plus costs, interest, attorneys' fees and any and all expenses which GCC paid or incurred in connection therewith. The Guarantor shall continue to be liable under the terms of this Guaranty notwithstanding the transfer by the Borrower of all or any portion of the property encumbered by the Loan Documents.

     10.   Other Provisions.
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     10.1  Expenses. The Guarantor agrees to pay all attorneys' fees and all
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other costs and expenses which may be incurred by GCC in the enforcement or collection of this Guaranty and the indebtedness and obligation of the Borrower under the Loan Documents, whether or not suit is filed.

     10.2  Interest. All amounts required to be paid to GCC by the Guarantor
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pursuant to the provisions of this Guaranty (including, without limitation, pursuant to Section 2 and 10.1 hereof) shall bear interest from the date upon which such amounts are due to the date of payment thereof at the highest rate permitted by law. All payments of such amounts by the Guarantor shall include any such accrued interest.

     10.3  Governing Law. The validity, construction and performance of this
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Guarantee shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

     10.4  Entire Agreement. This Guaranty embodies the entire agreement and
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understanding between GCC and the Guarantor pertaining to the subject matter of this Guaranty, and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of such parties, pertaining to that subject matter.

     10.5  Assignment; Binding Effect. Neither this Guaranty nor any rights or
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obligations under his Guaranty may be assigned by the Guarantor without the nor written consent of GCC. Subject to the foregoing, the provisions of this Guaranty shall bind and inure to the benefit of GCC and the Guarantor and their respective heirs, executors, personal representatives, successors and assigns.

     10.6  Notices. Whenever GCC or the Guarantor desire or are required to give
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any notice, demand or request with respect to this Guaranty, each such communication shall be in writing and shall be given by personal service or mailed by Certified Mail, postage prepaid, return receipt requested, addressed as set forth in the first paragraph of this Guaranty. Such communications sent shall be effectively given when they are received by the addressee thereof, but if sent by Certified Mail, they shall be

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effectively given three (3) days after being deposited in the United States
Mail. GCC and the Guarantor may change their respective address for such communications by giving notice to the other in conformity with this Section.

     10.7  Amendment and Waiver. This Guaranty may not be amended, modified or
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supplemented except by a writing duly executed by the respective duly authorized officers of Guarantor and GCC. No provision of this Guaranty or right of GCC under this Guaranty can be waived except by a writing duly executed by a duly authorized officer of GCC. No waiver by GCC of a breach of any provision of this Guaranty shall be construed as a waiver of an subsequent or different breach, and no forbearance by GCC to seek a remedy for noncompliance or breach by the Guarantor shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

     10.8  Time. Time is of the essence with respect to each provision of this
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Guaranty.

     10.9  Severability. The invalidity or unenforceability of any particular
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provision of this Guaranty shall not affect the other provisions, and this
Guaranty shall be construed in all respects as if any invalid or unenforceable provision were omitted.

     10.10 Further Action. The Guarantor agrees to perform any further acts and
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to execute and deliver any other documents which may be necessary in the opinion of GCC to effect the provisions of this Guarantor.

     10.11 Headings. The section and other headings contained in this Guaranty
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are for reference purposes only and shall not affect in any way the meaning or interpretation of this Guaranty.

     IN WITNESS WHEREOF, the Guarantor, intending to be bound, has executed this Guaranty as of the year and date first above written.

                                        Guarantor:

                                        K.V. MART CO., a California corporation

                                        By ____________________________________
                                                Darioush Khaledi,
                                                Chairman and CEO

                                        By ____________________________________
                                                Ty Hitt,

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                                                Senior Vice President and CFO

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